Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opinion Research Corporation (the “Company”) on Form 10-K for the fiscal year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Short, Chairman, CEO and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 15, 2004	Signed:	/s/ John F. Short
		Name:	John F. Short
		Title:	Chairman and CEO